UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On January 19, 2010, InterMune, Inc. (the “Company”) entered into an Amendment to Amended and Restated Standstill Agreement (the “Amendment”) with Warburg, Pincus Equity Partners, L.P. (“WPEP”), Warburg, Pincus Netherlands Equity Partners I, C.V. (“WPEP I”), Warburg, Pincus Netherlands Equity Partners III, C.V. (“WPEP III” and, together with WPEP and WPEP I, the “WPEP Entities”), Warburg Pincus & Co. (“WP”), and Warburg Pincus LLC (“WP LLC” and, collectively, WP LLC, WP and the WPEP Entities are referred to herein as, the “Warburg Group”). The Amendment amends Section 6 of the Amended and Restated Standstill Agreement (the “Standstill Agreement”), dated October 29, 2004, by and among the Company and the Warburg Group. Jonathan S. Leff, a member of the board of directors of the Company, is a managing director of WP LLC and a partner of WP.

Following the execution of the Amendment, Section 6 of the Standstill Agreement provides that, among other things, without the prior written consent of a majority of the independent members of the Board of Directors of the Company who are not affiliated with the Warburg Group, no sales of Common Stock beneficially owned by the Warburg Group will be made pursuant to a private sale or other exemption from the registration requirements of the Act if the Warburg Group has knowledge that (i) the purchaser of such shares is a biotechnology or pharmaceutical firm and such purchaser and its affiliates would, after giving effect to such sale, beneficially own more than 10.0% of the Common Stock of the Company then outstanding, or (ii) the purchaser of such shares has announced an unsolicited tender offer for the Common Stock of the Company without the prior consent of a majority of the independent members of the Board of Directors of the Company who are not affiliated with the Warburg Group. The Standstill Amendment provides that the restrictions of Section 6 will no longer apply if the Warburg Group and its affiliates, at the time of a sale, beneficially own 10.0% or less of the Common Stock of the Company. Except for the changes made to Section 6 of the Standstill Agreement pursuant to the Amendment, all other terms and provisions of the Standstill Agreement remain in full force and effect.

The Amendment and the Standstill Agreement are filed as Exhibit 10.1 and 10.2 hereto, respectively, and are each incorporated herein by reference. The foregoing description of the terms of each of the Amendment and the Standstill Agreement are qualified in their entirety by reference to such exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Amended and Restated Standstill Agreement, dated January 19, 2010.

10.2	Amended and Restated Standstill Agreement, dated October 29, 2004 (filed as an exhibit to the Company’s Current Report on Form 8-K on November 4, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2010	INTERMUNE, INC.

	By:	/s/ JOHN C. HODGMAN
John C. Hodgman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Amended and Restated Standstill Agreement, dated January 19, 2010.

10.2	Amended and Restated Standstill Agreement, dated October 29, 2004 (filed as an exhibit to the Company’s Current Report on Form 8-K on November 4, 2004).